SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 23, 2003

GOODRICH CORPORATION

(Exact Name of Registrant as Specified in Charter)

New York	1-892	34-0252680
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

Four Coliseum Centre
2730 West Tyvola Road
Charlotte, North Carolina 28217
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (704) 423-7000

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
SIGNATURES
EXHIBIT INDEX
Ex-99.1 Press Release dated October 23, 2003
Ex-99.2 Written presentation dated October 23,2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 23, 2003, Goodrich Corporation (“Goodrich”) issued a press release announcing its financial results for the third quarter 2003 and updating its outlook for full year 2003. A copy of such press release is furnished as Exhibit 99.1 hereto.

     Goodrich will host a conference call for investors and security analysts to discuss the financial results and outlook at 10:00 a.m. Eastern Time on October 23, 2003. By press release dated October 13, 2003, the public was invited to listen to the conference call by telephone or by live webcast accessed through the Investor Relations area of Goodrich’s website at www.goodrich.com. Additional written information regarding the financial results and 2003 outlook will be posted as a webcast presentation on the Investor Relations area of Goodrich’s website prior to the conference call. A copy of such presentation is furnished as Exhibit 99.2 hereto.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH CORPORATION (Registrant)

Date: October 23, 2003	By:	/s/ Robert D. Koney, Jr.

Robert D. Koney, Jr.
Vice President and Controller

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EXHIBIT INDEX

Exhibit 99.1	Goodrich Corporation Press Release dated October 23, 2003 titled “Goodrich Announces Third Quarter 2003 Results, Updates Outlook for Full Year 2003”

Exhibit 99.2	Goodrich Corporation written presentation dated October 23, 2003 titled “Goodrich Third Quarter 2003 Performance Review”.

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